UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): November 6, 2012

Homeowners Choice, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 West Cypress Street, Suite 100

Tampa, Florida 33607

(Address of Principal Executive Offices)

(813) 405-3600

(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2– Financial Information

Item 2.02 Results of Operations and Financial Condition

On November 6, 2012, we released our earnings for the three months and nine months ended September 30, 2012. We plan to host an earnings conference call that same day at 4:30 p.m. ET during which our chief executive officer and chief financial officer will discuss the results.

The conference call will be broadcast live on the following website at http://www.ir-site.com/hcpci/events.asp and will be available for replay until Feb. 6, 2013.

Those who wish to participate on the conference call should contact Jay Madhu, Homeowners Choice vice president of investor relations, at 813-405-3660 or jmadhu@hcpci.com.

For those who wish to listen to the call via telephone, please dial the listen-only telephone number below at least 5-10 minutes prior to the scheduled start time:

Toll-Free Number:              877-407-8992

International Number:         201-689-8033

Our earnings release appears as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits.

Exhibit 99.1 Earnings Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 6, 2012.

HOMEOWNERS CHOICE, INC.

BY:	/s/ Richard R. Allen
Name:	Richard R. Allen
Title:	Chief Financial Officer

A signed original of this Form 8-K has been provided to Homeowners Choice, Inc. and will be retained by Homeowners Choice, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.